CORPORATE PRESENTATION September 2014 Exhibit 99.1

Forward Looking Statement
This presentation includes forward-looking statements within the meaning of the Safe Harbor provisions of the Private
Securities Litigation Reform Act of 1995.  Such statements are subject to a number of risks and uncertainties, the outcome of which could materially and/or adversely affect actual future results and the trading price of CTI's securities.  Such statements include, but are not limited to, statements regarding expectations with respect to the following: the development of CTI and its product and product candidate portfolio, including expectations with respect to existing or potential partnerships; expected receipt and timing of milestone progress payments; market size/potential for our compounds; timing of PIXUVRI reimbursement and pricing decisions; potential advantages of pacritinib and expansion of pacritinib market opportunity; timing of our Phase 3 trial for pacritinib and projected availability of trial data; timing of opening of E.U. sites for
PIXUVRI post-marketing commitment study; potential growth of PIXUVRI sales; benefits and results from tosedostat and our ability to manage expenses and generate non-equity based operating capital; liquidity projections; and our 2014 target milestones.  Risks that contribute to the uncertain nature of the forward-looking statements include, among others, risks associated with the biopharmaceutical industry in general and with CTI and its product and product candidate portfolio in particular including, among others, risks associated with the following: that CTI cannot predict or guarantee the pace or geography of enrollment of its clinical trials, that CTI cannot predict or guarantee the outcome of preclinical and clinical studies, that CTI may not obtain reimbursement for PIXUVRI in certain markets in the E.U. as planned, that the conditional marketing authorization for PIXUVRI may not be renewed, that the second Phase 3 clinical trial of pacritinib will not occur as planned, that CTI may not obtain favorable determinations by other regulatory, patent and administrative governmental authorities, that CTI may experience delays in the commencement of preclinical and clinical studies, risks related to the costs of developing, producing and selling PIXUVRI, pacritinib, tosedostat and CTI's other product candidates, and other risks, including, without limitation, competitive factors, technological developments, costs of developing, producing and selling PIXUVRI, that CTI's operating expenses continue to exceed its net revenues, that CTI may not be able to sustain its current cost controls or further reduce its operating expenses, that CTI's average net operating burn rate may increase, that
CTI will continue to need to raise capital to fund its operating expenses, but may not be able to raise sufficient amounts to fund its continued operation, as well as other risks listed or described from time to time in CTI's most recent filings with the
Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K.  Except as required by law, CTI does not intend to update any of the statements in this presentation upon further developments.

CTI BioPharma Opportunity
• 1 st approved therapy in the E.U. for relapsed aggressive B-cell NHL beyond 2 nd line
• Partnership goal: expand market potential, upfront & cost share; retain U.S./E.U. rights
PIXUVRI
®
: Marketed in 10 E.U. Countries
Pacritinib: JAK2/FLT3 Inhibitor Completing Phase 3
• Fast Track designated drug; Registration trial conducted under FDA - SPA
• 1 st Phase 3 trial enrollment completed; Top-line data 1Q-2015
• 2 nd Phase 3 trial enrollment completion estimate: 1H-2015
• $360mm collaboration with BAXTER International
Cash-flow Focus
• Targeting net positive product margin contribution from PIXUVRI sales 4Q-2014
• Generating non-equity based revenue/operating capital through product partnerships
• Current cash balance, plus BAXTER upfront/progress payments, potential PIXUVRI collaboration upfront and projected PIXUVRI European sales expected to provide adequate capital into 3Q-2015
Marketed Oncology Product & Late Stage Pipeline

Therapeutic Focus: Novel Targeted Therapies Blood-Related Cancers Lymphoma Leukemia MPNs Aggressive NHL AML and MDS Myelofibrosis 4

Pixuvri 29 mg
Pixuvri 29 mg
powder for concentrate for solution for infusion
pixantrone
For intravenous use.
Cytotoxic
Handle with caution.

cti BIOPHARMA

Pixuvri
29 mg
pixantrone
For intravenous use.
Cytotoxic

cti
BIOPHARMA

• 1
st
and only approved mono-therapy in the E.U.
for aggressive B-cell NHL 3
rd
/4
th
line
• Novel MOA: DNA alkylation/mitotic instability
• Works in anthracycline-resistant aggressive B-cell NHL
• No label warning for cardiotoxicity or cumulative dose
restrictions
• Predictable and manageable toxicity (neutropenia)
- No severe nausea, vomiting or hair loss
PIXUVRI
®
: Overview
One of the most active agents in R/R aggressive
B-cell NHL where there is no standard therapy

Relapsed Aggressive NHL: High Unmet Need
~37,000 new cases in the E.U. each year
1,2
1 Harris NL, et al. Ann Oncol.
1999;10(12):1419-32.
2 European Cancer Observatory, Cancer Fact Sheets, 2008.
3 Swain S, Whaley FS, Ewer MS. Cancer
2003;97:2869-79.
4 Mordente A, Meucci E, Silvestrini A et al. Curr Med Chem 2009; 16:1656-72.
5 Hagemeister FB. Cancer Chemother Pharmacol 2002;49(suppl 1):S13-20.

• Typically Anthracycline-based treatment
• Anthracyclines limited mostly to 1
st
line use due to association with
irreversible, cumulative dose related heart damage
3,4
• Intensive non-anthracycline based toxic salvage therapy (R-
DHAP), +/-autologous stem cell transplantation
• 95% of patients will relapse after 2
nd
-line therapy
5
• Prior options for patients were palliative care or clinical trials
1 st Line
2 nd Line
3 rd Line

PIXUVRI Highlights
3
rd
/4
th
line B-cell Results
Only randomized controlled Phase 3 trial in 3
rd
-line
aggressive NHL (n=140 patients)
PIXUVRI
(n=50)
Comparator
(n=49)
p value
CR/CRu 28% 4.0% 0.002
ORR 48% 12.2% <0.001
PFS 5.8 mos. 2.8 mos.
0.002
(HR=0.50)
Median
OS
13.9 mos. 7.8 mos.
0.275
(HR=0.76)
PIXUVRI
(n=70)
Comparator
(n=70)
p value
CR/CRu 24% 7.1% 0.009
ORR 40% 14.3% 0.001
PFS 5.3 mos. 2.6 mos.
0.005
(HR=0.60)
OS 10.2 mos. 7.6 mos.
0.251
(HR=0.79)
ITT Population
EXTEND (PIX301) study published in Lancet Oncology, May 2012

PIXUVRI: E.U. Commercial Update
Attractive Market Opportunity
Potential >8,000 patients on product at peak in E.U.**
Label expansion study underway (PIX306)
Reimbursement in Key Major Market Countries
Reimbursement/market access in U.K., Germany, France, Italy
NICE: cost effective for NHS in England and Wales
Standard of care per treatment guidelines in key E.U. countries
Weighted average pricing: €16,500 or $20,000/patient/year
*Autologous Stem Cell Transplant
**Market penetration projections provided by Kantar Research.

2
nd
salvage (3
rd
line) = 2
nd
chance at potentially curative ASCT*
13,500** addressable market

PIXUVRI: PIX306 Study
Eligibility Criteria
Relapse after CHOP-R
therapy or an equivalent
regimen and are
ineligible for stem cell
transplant
1:1
Randomization
n = ~220
Primary Endpoint
PFS
Secondary
Endpoints
CR   ORR   OS
Gemcitabine*
Rituximab
Pixantrone*
Rituximab
Post-marketing commitment Phase 3 study
• Sites currently open in U.S. and E.U.
• Target enrollment completion 4Q-2015; data in 2016
• If positive, should extend label to 2
nd
line combination therapy
- Expected to increase E.U. addressable market by 12,000* patients
- Potential to provide basis for U.S. NDA
10 *Friedberg J 2011 American Society of Hematology.

Pacritinib

Myelofibrosis: A Chronic Disease
• Malignant bone marrow disorder triggers an inflammatory response, scarring the bone marrow and limiting its ability to produce blood cells prompting the spleen and liver to compensate
• Symptoms include: enlargement of the spleen, anemia,
thrombocytopenia, extreme fatigue, pain, severe itching and GI side effects
• Estimated prevalence ~18,000 – 30,000 patients in the U.S.,
1
~37% of
whom are thrombocytopenic with platelet counts below 150,000/µL 2
1 Based on Mesa R, ASH 2012 poster
2
Visani et al. 1990 Br J Haematol; Caramazza et al. 2011 Leukemia; Tam et al. 2009 JCO
<50,000/µL
>50,000/µL but <100,000/µL
>100,000/µL but <150,000/µL
>150,000/µL
10%
11%
16%
63%

≤

Mean % Change
20
10
0
-10
-20
-30
-40
-50
-18.4
-29.4
-32.1
-37.5
-38.1
Placebo
<10 mg BID
10 mg BID
15 mg BID
20 mg BID
25 mg BID

Mean % Change
70
50
30
10
-10
-30
-50
-70
41.8
-11.1
-51.8
-51.4
-56.3
-51.9
Placebo
<10 mg BID
10 mg BID
15 mg BID
20 mg BID
25 mg BID

Clinical trials of JAK inhibitors before PERSIST excluded
patients with platelet counts <100,000/µL or <50,000/µL
Treatment emergent thrombocytopenia is a limitation of
most JAK1/JAK2 inhibitors (ruxolitinib)
Spleen Volume Total Symptom Score
1 Harrison C, et al. JAK Inhibition with Ruxolitinib vs Best Available Therapy for Myelofibrosis. N Eng J Med 2012;366;787-98.
2 Verstovsek S, European Focus on MPNs & MDS 2014, Tips on using rux in everyday practice.
3 Fonseca E, ASH 2013 Abstract 2833 Ruxolitinib Discontinuation in Patients with Myelofibrosis: An Analysis from Clinical Practice.
Thrombocytopenia in Myelofibrosis

• 92% patients in COMFORT II (ruxolitinib) had normal platelet counts
1
n=101
n=103
• Low dose ( 10mg bid) provides suboptimal disease/symptom control
2
• Discontinuation rates for ruxolitinib (60%) within the first 3 months
3

Baseline
Platelets
100,000/µL
(n=28)
Baseline
Platelets
100,000/µL
(n=37)
All
(n=65)
Platelet Count (x10
3
/µl)
Median (IQR)
59
(34-70)
227
(163-315)
121
(60-238)
Range 15-97 104-859 15-859
Duration on Treatment
Median Weeks
(range)*
46.9 (5.7-86.4) 40.9 (1.3-87.4) 44.1 (1.3-87.4)
Komrokji, R; Versovsek, S, et al. ASH 2013 Oral Presentation of Phase 2 Trial
*In the 003 study drug was not provided beyond 12 months
Pacritinib Phase 2: Treatment Duration
Independent of Platelet Counts

Endpoint
Time
Period
Baseline
Platelets
100,000/µL
(n=28)
Baseline
Platelets
100,000/µL
(n=37)
All
(n=65)
35%
Reduction
in spleen
volume by
MRI
Up to 24
weeks
7 / 23 (30%)
6 / 26 (23%)
13 / 49
(27%)
Up to last
visit on
treatment
10 / 23 (44%)
8 / 26 (31%)
18 / 49
(37%)
Pacritinib Phase 2: Spleen Response
Independent of Platelet Counts

Komrokji, R; Versovsek, S, et al. ASH 2013 Oral Presentation of Phase 2 Trial

50% Reduction In Patient-Reported Symptom
Score Independent of Platelet Counts*

Baseline
Platelets
100,000/µL
(n=28)**
Baseline
Platelets
100,000/µL
(n=37)**
All
(n=65)
Up to 24 weeks 11 / 28 (39%) 16 / 34 (47%) 27 / 62 (44%)
Up to last visit on
treatment
13 / 28 (46%) 17 / 34 (50%) 30 / 62 (48%)
* The symptom score is the sum of the individual scores for worst fatigue, early satiety, abdominal pain or discomfort, night sweats, itching and bone pain reported on the MFSAF (Mesa et al, Leuk Res 2009, 33(9)1199).
** No significant differences were observed between the two groups
Komrokji, R; Versovsek, S, et al. ASH 2013 Oral Presentation of Phase 2 Trial

Pacritinib: Addressing Unmet Need in MF
Fast Track Designation; Phase 3 Program Underway
PERSIST-1
Topline results expected early 2015
INT-1, 2 High risk, no restrictions on platelet counts
PERSIST-2
Conducted under Special Protocol Assessment (SPA)
Enrollment completion expected 1H-2015

•
Most inclusive randomized trial of MF patient population representative of actual clinical practice
•
-
Designed to demonstrate impact of full dose pacritinib over titrated dose ruxolitinib or BAT in patients with disease or drug related
thrombocytopenia ( 100,000/µL)
•
•
•

Sites:
Europe, Australia, New Zealand, Russia and U.S.
Patient Accrual:
Completed
Anticipated Topline Results:
1Q-2015
Principal Investigators:
*Cross-over from BAT allowed after progression or assessment of the primary endpoint.
Eligibility Criteria
No exclusion for
platelet levels,
stratified for platelet
counts of 100,000/µL
and 50,000/µL
No prior treatment
with JAK2 inhibitors
2:1
Randomization*
n = ~320
Primary Endpoint
% of patients achieving
35% reduction in
spleen size from
baseline to Week 24
Pacritinib
Pacritinib: PERSIST-1 Phase 3

Best Available
Therapy (BAT)
excluding ruxolitinib
Ruben Mesa, M.D., Mayo Clinic Cancer Center, Arizona
Claire Harrison, M.D., Guy’s Hospital, London

Sites:
Predominantly North America, Europe, Australia, and New Zealand
Anticipated Patient Accrual:
Principal Investigator:
* Cross-over from BAT allowed after progression or assessment of the primary endpoint.
**  BAT may include ruxolitinib at the approved dose per its label.
Pacritinib: PERSIST-2 Phase 3

Co-Primary
Endpoints
% of patients achieving
35% reduction in
spleen volume from
baseline to Week 24
Srdan (Serge) Verstovsek, M.D.
MD Anderson Cancer Center, Texas
1H-2015
Eligibility Criteria
Patients with platelet
counts   100,000/µL,
prior/current JAK2
therapy allowed
1:1:1
Randomization
n = ~300
Best Available
Therapy (BAT)
**
Pacritinib
400 mg QD
Pacritinib
200 mg BID
Patients achieving
50% reduction in total
symptom score (TSS)
from baseline to
Week 24
*

•
Announced November 2013
•
CTI and BAXTER: Joint commercialization, profit split in U.S.
•
BAXTER: Exclusive rights to commercialize in all indications outside U.S.,
BAXTER generally responsible for 75% of global development program
•
Total value: $362mm; potential milestones of up to $127mm through regulatory submission
-
$60mm upfront payment, includes $30mm equity investment in CTI
- $67mm potential milestone progress payments expected through 2015
($20mm received in conjunction with completion of PERSIST-1 enrollment)
•
CTI to receive tiered high single-digit to mid-teen percentage royalties based on net sales for myelofibrosis; higher double-digit royalties for all other indications
Summary of Financial Terms
Pacritinib: Collaboration with Baxter

•
Oral JAK2/FLT3 inhibitor that lacks treatment emergent
myelosuppression associated with marketed JAK1/JAK2
agent
Potential to demonstrate superior disease and symptom control over titrated doses of ruxolitinib
May be used in combination regimens w/o overlapping
myelosuppression
Potential for longer duration of therapy than observed with JAK1/JAK2 inhibitors
•
Durable improvement in splenomegaly (24+ months) and
MF-related symptoms
•
Unique kinome profile - potential application in spectrum
of blood-related cancers (AML - MDS)
Pacritinib: Key Takeaways

-
-
-

Tosedostat

Cellular Proteins
Protein Synthesis
Ubiquitin
N C
Ubiquitylated proteins
TOSEDOSTAT
Amino Acids
Amino Acid Deprivation Response
Inhibition of mTOR
26S Proteasome
Aminopeptidases
N C
C-terminally truncated proteins

cti BIOPHARMA

Tosedostat
Novel Treatment for Blood-Related Cancers: MDS & AML
• Oral, once-daily, aminopeptidase
inhibitor interferes with protein
recycling, prevents breakdown of
peptides into amino acids necessary
for tumor cell survival
• Synergy with targeted agents (HMA,
proteosome inhibitors)  or
chemotherapy
• Encouraging CR rates (54%) and
median OS (12 months) in combination
with HMA or LDAC in 1
st
line elderly
high risk AML/MDS
• Several ISTs in AML or MDS underway

Financial Overview
Capital Structure and Financial Statistics
Exchanges NASDAQ and MTA: CTIC
Market Capitalization* ~$390mm
Shares Outstanding ~149.9mm
Pro Forma Cash as of June 30, 2014** $53.2mm
Debt (unsecured) $15mm
*As of September 12, 2014 stock price of $2.61 per share

**In August 2014, CTI received a $20mm development milestone payment related to the PERSIST-
1 trial under the agreement with Baxter

2014 Key Business Priorities
Initiate PERSIST-2 (2
nd
Phase 3 trial of pacritinib in MF)
Earn $20mm milestone from BAXTER after completion of enrollment in PERSIST-1
Be in position to report PERSIST-1 top-line results in 1Q-2015
• Secure ROW partner (ex-U.S.) to expand commercial potential for
PIXUVRI in countries where CTI doesn’t have a commercial
presence
• Advance PERSIST-2 to complete enrollment in 1H-2015
• Generate PIXUVRI E.U. sales to achieve a net positive contribution margin by year-end 2014

Why Invest in CTI BioPharma
Biopharmaceutical company with a marketed oncology drug in the E.U.
Strategic partner provides validation, financial resources and commercial support for high-potential JAK2/FLT3 inhibitor Phase 3 program
Building value through development of late-stage pipeline, with emphasis in areas that address unmet medical needs of patients with blood-related cancers
Commitment to manage expenses within guidance
Stock with good liquidity and potential near-term catalysts

NASDAQ & MTA: CTIC THANK YOU!